Persons controlled by or under common control with the Depositor or Registrant.

The numbers in the list below indicate levels of ownership. Each company is either wholly-owned or majority-owned by the company that numerically proceeds it on the list. For example, a level 2) company either wholly-owns or majority-owns all the level 3) companies listed below it. Therefore, Allianz of America, Inc. either wholly-owns or majority-owns Allianz Dresdner Asset Management of America, LLC; Allianz of America Corporation;, Allianz Life Insurance Company of North America, etc. The state or other sovereign power under which each company is organized is listed in parenthesis at the end of the company name unless the state or sovereign power is not part of the name. If a company is organized in the United States, only the abbreviated state code is included in the parenthesis.

1)   Allianz Aktiengesellschaft (Germany)
     2)   Allianz of America, Inc.(DE)
          3)   Allianz Dresdner Asset Management of America, LLC (DE
               4)   ADAM U.S. Holding, LLC (DE)
               4)   ADAM U.S. Partners, GP (CA)
               4)   Allianz - PacLife Partners, LLC (DE)
               4)   Allianz Dresdner Asset Management of America, L.P. (DE)
                    5)   Allianz Dresdner Asset Management U.S. Equities, LLC
                         6)   Allianz Hedge Fund Partners Holding, L.P. (DE)
                              7)   Allianz Hedge Fund Partners, Inc.(DE)
                              7)   Allianz Hedge Fund Partners,L.P.(DE)
                         6)   Cadence Capital Management, Inc.(DE)
                         6)   Cadence Capital Management, LLC (DE)
                         6)   NFJ Management Inc.(DE)
                         6)   NFJ Investment Group L.P. (DE)
                         6)   Nicholas-Applegate Holdings, LLC (DE)
                              7)   Nicholas-Applegate Capital Management,LLC(DE)
                              7)   Nicholas-Applegate Securities, LLC(DE)
                         6)   PIMCO Equity Advisors, LLC (DE)
                              7)   PIMCO Equity Partners, LLC (DE)
                         6)   Oppenheimer Capital, LLC (DE)
                              7)   OCC Distributors, LLC (DE)
                              7)   OpCap Advisors, LLC (DE)
                    5)   Oppenheimer Group, Inc.(DE)
                    5)   PIMCO Global Advisors, LLC (DE)
                    5)   PIMCO Advisory Services Holdings, LLC (DE)
                         6)   PIMCO Allianz Advisors, LLC (DE)
                         6)   PIMCO Funds Distributors, LLC (DE)
                              7)   PIMCO Funds Advertising Agency, Inc.(DE)
                         6)   Allianz Private Client Services, LLC (DE)
                         6)   PIMCO CD Distributors, LLC (DE)
                         6)   PIMCO Funds Advisors, LLC (DE)
                    5)   Pacific Investment Management Company, LLC (DE)
                         6)    Stocks PLUS Management, Inc.(DE)
                               7)    Stocks PLUS, LP (DE)
                                     8) Stocks PLUS Sub-Fund B, LLC (CA)
                    5)   PIMCO Specialty Markets, LLC (DE)
          3)   Allianz of America Corporation (NY)
          3)   Allianz Life Insurance Company of North America (MN)
               4)   Preferred Life Insurance Company of New York (NY) *
               4)   Lapis, Inc. (MN) +
               4)   Allianz Education Funds International, LLC (MN)+
               4)   USAllianz  Investor  Services,  LLC  (MN) *
               4)   LTC America Holding, Inc. (MN) +
                    5)   Senior American Assurance, LC (FL) +
               4)   US Allianz Securities, Inc. (MN) *
                    5) USAllianz Insurance & Securities Agency, Inc., an Alabama corporation +
                    5)   USAllianz  Insurance  &  Securities  Agency,   Inc.,  a
                         Colorado corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., a Hawaii corporation +
                    5)   USAllianz  Insurance  &  Securities  Agency,   Inc.,  a
                         Kentucky corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., a Nevada corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., a New Mexico corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., a North Carolina corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., an Ohio corporation +
                    5) USAllianz Insurance & Securities Agency, Inc., a Texas corporation +
                    5)   USAllianz  Insurance  &  Securities  Agency,   Inc.,  a
                         Vermont corporation +
                    5)   USAllianz  Insurance  &  Securities  Agency,   Inc.,  a
                         Massachusetts corporation +
               4)   USAllianz Advisers, LLC (MN) +
               4)   Allianz Marketing, Inc. (MN) +
                    5)   Tax Planning Seminars, Inc.(NJ) +
                    5)   Ann Arbor Annuity Exchange, Inc.(MI) +
                    5)   Signature Financial Services, Inc. (PA) +
                    5)   Sunderland Insurance Services, Inc. (ND) +
                    5)   Challenging   Financial  Careers  Insurance   Marketing
                         Corporation (CA) +
                    5)   Personalized Brokerage Services, Inc.(KS) +
                    5)   Roster Financial, LLC (NJ) +
                    5)   Life Sales, LLC (CA) +
                    5)   Professional Planners, LLC (FL) +
                    5)   Professional Planners Marketing Group, LLC (FL) +
                    5)   Professional Planners Marketing Group II, LLC (FL) +
                    5)   American Financial Marketing, Inc. (MN) +
                    5)   The Annuity Store Financial & Insurance  Services,  LLC
                         (CA) +
                    5)   GamePlan Financial Marketing, LLC (GA) +
               4)   Valley Green Business Park, Ltd. (real estate) (MN) +
          3)   Allianz Asset Management (DE)
          3)   Allianz Real Estate Corporation (DE)
          3)   Allianz Insurance Company (CA)
               4)   Allianz Underwriters Insurance Company (CA)
               4)   Allianz Risk Consultants, Inc.(CA)
               4)   Jefferson Insurance Company (NY)
                    5)   Monticello Insurance Company (DE)
                    5)   Jeffco Management Company, Inc. (NJ)
               4)   Fireman's Fund Insurance Company (CA)
                    5)   Allianz Cash Pool, LLC (DE)
                    5)   Fireman's Fund Foundation (CA)
                    5)   Fireman's Fund Risk Management Services, Inc. (CA)
                    5)   Employers Link of Maryland, LLC
                    5)   Employers Link of Florida, LLC
                    5)   Structured Security Company, Inc. (DE)
                    5)   International Film Guarantors, Inc. (CA)
                         6)   International Film Guarantors, LP (CA)
                    5)   CFV Corporation (DE)
                    5)   Wm. H. McGee & Co., Inc. (NY)
                         6)   Wm. H. McGee & Co. of Puerto Rico, Inc.
                         6)   Wm. H. McGee Services, Inc. (NY)
                    5)   Interstate National Corporation (IL)
                         6)   Interstate Fire & Casualty Company (IL)
                              7)   Interstate Indemnity Company (IL)
                              7)   Chicago Insurance Company (IL)
                                   8)   Interstate National Corp. of Texas
                                        General Agency, Inc.
                         6)   Chicago Auto Insurance Service, Inc.(IL)
                         6)   Interstate  National Corp. of California
                         6)   Association Program Managers, Inc. (IL)
                    5)   The American Insurance Company (NE)
                         6)   Fireman's Fund Insurance Company of Georgia
                         6)   Fireman's Fund Insurance Company of Hawaii, Inc.
                         6)   Fireman's Fund Insurance Company of Louisiana
                         6)   Fireman's Fund Insurance Company of Ohio
                         6)   Fireman's Fund Insurance Company of Wisconsin
                         6)   American Yonkers Realty Development, Inc. (NY)
                              7)   Buena Vista Houses, Inc.(NY)
                    5)   Fireman's Fund Indemnity Corporation (NJ)
                    5)   Fireman's Fund Insurance Company of Missouri
                    5)   Fireman's Fund Insurance Company of Nebraska
                    5)   Fireman's Fund Insurance Company of Texas
                    5)   San Francisco Reinsurance Company (CA)
                    5)   Vintage Insurance Company (CA)
                    5)   American Automobile Insurance Company (MO)
                         6)   Associated Indemnity Corporation (CA)
                    5)   Midway Insurance Company of Illinois
                    5)   National Surety Corporation (IL)
                    5)   Parkway Insurance Company (NJ)
                         6)   Somerset Valley Insurance Services, LLC (NJ)
                    5)   Standard General Agency, Inc.(TX)
                         6)   Fireman's Fund County Mutual Insurance Company(TX)
                         6)   American Standard Lloyds Insurance Company (TX)
                    5)   Crop Growers Corporation (DE)
                         6)   Crop Growers Insurance Services, Inc.(WA)
                         6)   Fireman's Fund Agribusiness, Inc. (MT)
     2)   Decima GMBH (Germany)
          3)   AGF Group (France)
               4)   Euler S.A.(France)
                    5)   Euler (USA), Inc.
                    5)   Euler ACI Holding, Inc.(DE)
                         6)   Euler AIC Services, LLP (MD)
                         6)   Euler American Credit Indemnity Company (NY)
                         6)   Euler ACI Collection Services, Inc.(MD)
               4)   Mondial Assistance Group
                    5)   Elvia Reiseversicherungs-gesellschaft, AG (Germany)
                         6)   World Access Inc.
                              7)   World Access Service Corporation
                              7)   World Access Health Care Services, Inc.
                              7)   Travel Care Inc.
     2)   Dresdner Bank, AG (Germany)
     2)   Dresdner Bank Lateinamerika, AG (Germany)
          3)   Dresdner Pension Fund Holdings, LLC
          3)   Dresdner Lateinamerika Financial Advisors, LLC (DE)
          3)   Dresdner Bank Lateinamerika AG Miami Agency (FL)
          3)   Zenon Beteiligungsgesellschaft, MBH
               4)   Dresdner Investments (UK) Limited (United Kingdom)
                    5)   Dresdner Kleinwort Wasserstein Group Limited
                         6)   Dresdner Kleinwort Wasserstein Limited
                         7)   Dresdner Kleinwort Capital Investment Company
                              Limited
                              8) Dresdner Kleinwort Benson Private Equity Partners, LP
                         7)   Dresdner Kleinwort Capital Investment Trust, Ltd.
                              8)   Suffolk Investments Inc.
                         7)   Inveresk Stockholders Ltd.
                              8)   Dresdner Kleinwort Holdings Inc.
                                   9)   Dresdner Kleinwort Capital III LLC
                                   9)   Kleinwort Benson Investment  Management
                                        Americas, Inc.(DE)
                                        10)   Kleinwort Benson (US) Asset
                                              Managers, LLC
                                   9)   Kleinwort Benson (USA) Inc.
                                        10)   Dresdner Kleinwort Capital
                                              Partners I, LLC
                                              11)  Dresdner Kleinwort Capital
                                                   I, LP
                                        10)   Dresdner Kleinwort Capital 2001,
                                              LLC
                                              11)  Dresdner Kleinwort Capital
                                                   Partners 2001, LP
                                        10)   Dresdner Kleinwort Capital LLC
                                        10)   75 Wall Street Technology Managers
                                              , LP
                                              11)  75 Wall Street Technology
                                                   Partners, LP
                                   9)   Wessex Holdings Inc.
                                   9)   Kleinwort Benson Cross Financing Inc.
                                   9)   DKB/EIF Group LLC
                                   9)   DrKC Life Sciences Managers, LP
                                        10)  DrKC Life Sciences Partners, LP
                                   9)   Dresdner Kleinwort Wasserstein Leasing
                                        Inc.
                                   9)   DrKW Finance Inc.
          3)   Dresdner Kleinwort Benson North America Inc.
          3)   Dresdner U.S. Finance Inc.
          3)   Dresdner Bank AG NY, Chicago, Los Angeles Agency
          3)   Dresdner Kleinwort Wasserstein Securities LLC (DE)
          3)   Dresdner Kleinwort Wasserstein Services LLC
          3)   Dresdner Kleinwort Wasserstein Equipment LLC
          3)   Dresdner RCM Global Investors U.S. Holdings LLC (DE)
               4)   Caywood-Scholl Capital Management,  LLC (DE)
               4)   Dresdner RCM Global Investors, LLC (DE)
                    5)   Dresdner  RCM  Distributors,  LLC
                    5)   Pallas Investment Partners, LP (DE)
          3)   DKNA Phoenix LLC 3) Dresdner Capital LLC I
          3)   Dresdner Capital LLC II
          3)   Dresdner Capital LLC III
          3)   Dresdner Capital LLC IV
          3)   Dresdner Kleinwort Wasserstein Group, Inc.
               4)   Wasserstein Perella Group Holdings, LLC
                    5)   Wasserstein Perella & Co. Holdings, Inc.
                         6)   Dresdner Kleinwort Wasserstein-Grantchester,
                              Inc.(DE)
                         6)   Wasserstein Perella & Co., Inc.
                         6)   DrKW EIV Manager, Inc.
                         6)   Wasserstein Perella & Co. Pacific, Ltd.
                         6)   Dresdner Kleinwort Wasserstein, Inc.(NY)
                    5)   WP Services, Inc.
                    5)   WP Plan Management Partners, Inc.
                    5)   WP Plan Management Partners II, Inc.
               4)   WDDC Inc.
               4)   Receivable Partners Inc.
* File separate financial statements with the SEC.
+ Not required to file financial statements with the SEC because they do not sell securities products.